Exhibit 99.1

Conmed HEALTHCARE MANAGEMENT



A Trusted Partner Providing Quality County-Level Correctional Healthcare Services

(CMHM.OB)

June 2009

Forward Looking Statements

Conmed HEALTHCARE MANAGEMENT

This presentation may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements with respect to the company's plans, objectives, expectations and intentions; and (ii) other statements identified by words such as "may", "could", "would", "should", "believes", "expects", "anticipates", "estimates", "intends", "plans" or similar expressions. These statements are based upon the current beliefs and expectations of the company's management and are subject to significant risks and uncertainties including those contained in its public filings. Actual results may differ from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the company's control including, without limitation, the company's ability to increase revenue and to continue to obtain contract renewals and extensions).

Our Vision

Conmed HEALTHCARE MANAGEMENT

- To be recognized for programs and services of value
- To provide niche services and unique offerings to serve the discrete needs of our customer
- To avoid competing on price and avoid situations that do not serve mutual interest
- To enhance the Conmed brand for distinctive somatic and behavioral services on a selective basis nationally

Investment Highlights

Conmed HEALTHCARE MANAGEMENT

- Unique Financial Model--100% historical customer retention and 100% recurring revenues
- Approximately $52 million annualized run-rate as of March 31, 2009
- Clean capitalization—12.5 million common shares outstanding with no preferred share classes, 16.6 million fully diluted, $8.3 million in cash, and no debt as of March 31, 2009
- Net revenue for Q1 2009 increased $4.6 million, or 58%, to $12.4 million from $7.8 million in last year's comparable period
- Gross profit for Q1 2009 improved 81% to $2.7 million, from $1.5 million in last year's comparable period, representing a gross margin of 21.5%
- Recorded third consecutive quarter of GAAP profitability
- Generated cash each quarter since first year as a public company

Recession-Resistant Financial Model

Company Progress

Conmed HEALTHCARE MANAGEMENT



Counties
18
33
2006
2008



Revenue
17
41
52
2006
2008
2009 Run Rate

Growth in 2 Years

2006
- 18 Counties in 4 states
- Revenues of $16.8 million

2008
- 33 Counties in 6 states
- Annualized revenue run rate of $52 million as of March 31, 2009

Consistent Revenue Growth

Conmed HEALTHCARE MANAGEMENT


Quarterly Revenue
$ in Millions
14.0
12.0
10.0
8.0
6.0
4.0
2.0
0.0
Q306
Q406
Q107
Q207
Q307
Q407
Q108
Q208
Q308
Q408
Q109


Annual Running Rate
$ in Millions
60
50
40
30
20
10
0
Q306
Q406
Q107
Q207
Q307
Q407
Q108
Q208
Q308
Q408
Q109

Revenue & Gross Profit Growth


Quarterly Revenue
$ in Millions
14.0
12.0
10.0
8.0
6.0
4.0
2.0
0.0
Q306
Q406
Q107
Q207
Q307
Q407
Q108
Q208
Q308
Q408
Q109


Gross Profit
$ in Millions
3.0
2.5
2.0
1.5
1.0
0.5
0.0
Q306
Q406
Q107
Q207
Q307
Q407
Q108
Q208
Q308
Q408
Q109

Operating Expenses

Conmed HEALTHCARE MANAGEMENT


Selling, General &
Administrative Expense
% of Revenue
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
Q107
Q207
Q307
Q407
Q108
Q208
Q308
Q408
Q109


Amortization &
Depreciation
% of Revenue
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
Q107
Q207
Q307
Q407
Q108
Q208
Q308
Q408
Q109

Economies of Scale

Conmed HEALTHCARE MANAGEMENT

	2007	2008	Revenue $75M	Revenue $100M
Gross margin	18.6%	18.3%	19 – 21%	19 – 22%
SG&A*	15.4%	14.3%	12%	11 %
Adjusted EBITDA	3.3%	4.0%	7 - 9%	8 - 11%

** Excluding equity based compensation*

Corporate Overview

Conmed HEALTHCARE MANAGEMENT

- Correctional healthcare services - 25 year history
  - 45 adult and juvenile detention facilities,
  - 33 counties
  - 14,200 inmates
  - 800 Physicians, Nurses and other professionals
- Maryland based, serving Arizona, Kansas, Oregon, Virginia, Washington
- Recognized as a consolidator
- Solid financial foundation for continued growth
- Cash Positive
- No Debt

Suite of Services

Conmed HEALTHCARE MANAGEMENT


Occupational Medicine Services
Out-of-Facility Services
In-Facility Ancillary Services
Dental Services
Pharmacy
Behavioral Health
Medical Staffing

Our Business

- Providing cost-effective, high quality compliant healthcare services to county and municipal detention facilities.
- Enable counties to satisfy a U.S. Constitutional obligation (8th Amendment) to provide healthcare services
- Unique financial model positioned for rapid financial growth
  - No bricks & mortar, limited capital expenditures
  - Multi-year contracts with renewal options
    - inflation index escalators
    - inmate population based price escalators
- No Medicare, Medicaid or Commercial Insurance involvement
- Brand name recognition
  - 25-year history – still serving every contracted facility
  - Emerging as the “Go to / Fix it” provider in the market

Our Niche

Conmed HEALTHCARE MANAGEMENT

County and Municipal facilities, rather than state or federal prisons

- Lower rate of litigation
- Younger inmate population – generally better health
- Acute vs. Chronic conditions
- Less catastrophic care
- Shorter inmate stays
- Local vested decision makers who are the operators
- Lower level of administrative complexity
- Lack of multi-layer oversight
- Less emphasis on price – focused on performance and quality

Market Opportunity

Conmed HEALTHCARE MANAGEMENT



Over 700,000 Inmates in County Jails
US Total
Conmed
2%
98%

- 3,142 counties in the U.S.
- Overall healthcare spending for this inmate segment is currently at ~ $10.31 per inmate per diem (or ~ $2.7 billion annually)
- No direct correlation to economic cycles
- Outsourced market that is highly fragmented

Growth Drivers

Conmed HEALTHCARE MANAGEMENT

Strategically Positioned
- Multi-billion dollar market – recession resistant

Niche Focus
- Exclusively County adult and juvenile detention centers

Escalation of Inmate Healthcare Costs
- County and municipal governments seeking cost-effective solutions

Experienced Management Team
- Average over 20 years of healthcare experience per executive

Growth Strategy

Conmed HEALTHCARE MANAGEMENT

- Deeper penetration into existing accounts with additional services
- Additional contracts with new facilities
- Mental Health practice offered as a stand-alone service, or integrated with somatic service offerings
- Acquisitions of accretive regional correctional healthcare providers
- Documented superiority of the Conmed solution to county and municipal governments, for example
    - ER visit rates
    - Hospitalization rates
    - Pharmacy expenses

Major Contract Win - Pima County, AZ

Conmed HEALTHCARE MANAGEMENT

- Total value of $19 million, announced August 7, 2008
- Twenty-three month full-service contract with Pima County, Arizona
- Services commenced August 1, 2008
- Conmed's largest contract in terms of annual revenue and inmate population
- Encompasses the full suite of Conmed's services
- Transition period less than 30 days.

Acquisition of Correctional Mental Health Services, LLC (CMHS) – November 4, 2008

Conmed HEALTHCARE MANAGEMENT

- CMHS provides Behavioral Health services to 13 counties in Maryland
- $2.2 million in total consideration, ($1.8 million cash)
- CMHS currently employs or contracts with 24 professionals.
- Revenue for the twelve months ended June 30, 2008 was $2.2 million
- Strategically the acquisition is intended to:
  - Accelerate expansion of national Behavioral Healthcare strategy
  - Provide unified management of all mental health programs
  - Enable synergy between medical and mental health teams
  - Provide a single source contracting solution

Balance Sheet - Assets

Conmed HEALTHCARE MANAGEMENT

	Mar. 31, 2009	Dec. 31, 2008
CURRENT ASSETS		
Cash and cash equivalents	$ 8,285,126	$ 7,472,140
Accounts receivable	2,925,592	2,375,583
Prepaid expenses	139,021	291,599
Total current assets	11,349,739	10,139,322
PROPERTY AND EQUIPMENT, NET	511,296	529,304
DEFERRED TAXES	645,000	645,000
OTHER ASSETS		
Service contracts acquired, net	1,510,000	2,004,000
Non-compete agreements, net	724,667	821,667
Goodwill	6,254,544	6,254,544
Deposits	15,408	15,408
Total other assets	8.504,619	9,095,619
Total Assets	$ 21,010,654	$ 20,409,245

Balance Sheet - Liabilities and Shareholders' Equity

Conmed HEALTHCARE MANAGEMENT

		Mar, 31, 2009		Dec. 31, 2008
CURRENT LIABILITIES				
Accounts payable	$	1,353,204	$	1,080,259
Accrued expenses		3,549,171		3,210,749
Taxes Payable		179,283		432,380
Deferred revenue		640,295		561,734
Notes payable, current portion		52,213		170,228
Total current liabilities		5,774,166		5,455,350
NOTES PAYABLE, LONG TERM		35,000		35,000
DERIVAATIVE FINANCIAL INSTRUMENTS		2,726,360		--
SHAREHOLDER'S EQUITY				
Preferred stock no par value; authorized 5,000,000 shares; issued and outstanding zero shares as of March 31 2009. and December 31, 2008		--		--
Common stock, $0.0001 par value, authorized 40,000,000 shares; issued and outstanding 12,477,539 and 12,457,539 shares as of March 31, 2009 and December 31, 2008., respectively		1,248		1,246
Additional paid-in-capital		34,680,263		36,875,610
Retained (deficit)		(22,206,383)		(21,957,961)
Total shareholder's equity		12,475,128		14,918,895
Total Shareholders Equity and Liabilities	$	21,010,654	$	20,409,245

Operating Highlights

Conmed HEALTHCARE MANAGEMENT

- $154 million in signed contracts with weighted average duration of 4.3 years as of March 31, 2009
  - $29 million initial period (typically one-, two-, or three-year contracts)
  - $125 million in renewal extension periods (typically in one-year or two-year clusters, at both parties' options, as per initial contract terms)
  - Revenue recognition is not necessarily linear; contracts typically include price escalation provisions
- Other 2008 Contract Wins and Significant Renewals:
  - New $18 million, five-year agreement with City of Chesapeake, Virginia
  - Renewal $8.8 million, five-year agreement with Charles County, Maryland
  - New $2.4 million, three-year agreement with Douglas County, Oregon
  - New $1.8 million, five-year agreement with Caroline County, Maryland
  - New $5.4 million, three-year agreement with Western Virginia Regional Jail, Salem, Virginia

Adjusted EBITDA

Conmed HEALTHCARE MANAGEMENT

	Three Months Ended March 31, 2009	2008
Service contract revenue	$ 12,419,241	$ 7,836,250
Total healthcare expenses	9.753,992	6,364,051
Gross profit	2,665,249	1,472,199
Selling, general and administrative expenses	1,815,527	1,589,012
Depreciation and amortization	624,821	499,450
Operating income (loss)	214,901	(616,263)
Other income	24,289	64,209
Income (loss) before income taxes	239,190	(552,054)
Income tax (expense)	(121,000)	--
Net income (loss)	$ 118,190	(552,054)
Income tax expense	121,000	--
Net interest	(23,423)	(64,209)
Depreciation and amortization	634,821	499,450
Stock based compensation	159,269	120,055
Change in fair value of derivatives	(866)	--
Adjusted EBITDA	$ 1,008,991	$ 3,242

Financial Model

Conmed HEALTHCARE MANAGEMENT


Rapid Growth
Cash positive
Little investment required for organic growth
Recession Resistant
Leveraged Financial Model

CMHM Ownership

Conmed HEALTHCARE MANAGEMENT

(as of June 9, 2009)	Common Shares	Options & Warrants	Total
DIRECTORS AND OFFICERS:			
John Pappajohn	2,558,342	40,000	2,598,342
All other Directors and Officers	508,334	1,331,334	1,889,668
All directors and named executive officers as a group	3,066,676	1,371,334	4,438,010
OTHER 5% OR MORE SHAREHOLDERS:			
Gainesborough, LLC	893,544	--	893,544
Lehman Brothers	2,000,000	666,667	2,666,667
James H. Desnick, MD	1,118,300	91,570	1,209,870
All 5% or more shareholders	4,011,844	758,237	4,770,081
Common shares outstanding (As of March 31, 2009)	12,477,539		

Experienced Management

Conmed HEALTHCARE MANAGEMENT

Richard W. Turner, PhD – Chairman and Chief Executive Officer
With Conmed and predecessor PACE since May of 2006; served as President and CEO of Eyetel Imaging since January 2004. Previously served as President and CEO of BEI Medical, President of the Healthcare Group for Cooper Companies, and various executive leadership positions within the medical industry for approximately **30 years.**

Thomas W. Fry - Chief Financial Officer
With Conmed and predecessor PACE since May of 2006. **More than 25 years** experience in senior-level financial management holding positions for 16 years with healthcare companies. Prior to joining PACE in September, 2006, served as CFO of BEI Medical Systems, Inc. and Cavitron Inc. Received MBA from Pace University.

Howard M. Haft, MD - Founder, Exec. VP, Chief Medical Officer **since 1984.** President of the Maryland Healthcare associates and Georgetown Affiliate Multispecialty Group Practice. Service on Board of Directors of Apollo Medical Corporation. Medical Degree from Penn State, Univ., Residency in Internal Medicine from Brown University and Masters in Medical Management from Tulane University.

Stephen B. Goldberg, MD — President, Correctional Mental Healthcare Services (CMHS)
Founded CMHS in 2002. Board Certified Psychiatrist and Forensic Psychiatrist with **over twenty years** institutional, judiciary, academic, and corporate experience. M.D. from University of Colorado School of Medicine, 1993. Residency and Fellowship in Psychiatry at University of Maryland School of Medicine.

Larry Doll - Vice President Strategic Development
Over 25 years experience in executive marketing and sales positions in healthcare industry. Spent a large part of this time with BEI Medical Systems, and managed through the sale of company to Boston Scientific. Prior to that, Mr. Doll held various management, marketing and sales positions with Pentax Precision Instrument Corp, Karl Storz Endoscopy Inc., and C.R. Bard.

Richard Sconce - Vice President of Operations
Mr. Sconce has spent **more than 20 years** in the medical field, including clinical research, health plan operations, pharmaco-economic research, and correctional healthcare operations; last eight years prior to Conmed, served as Regional VP, Operations, at a state prison system of more than 27,000 inmates. Mr. Sconce holds a Masters in Health Administration from the Washington University School of Medicine.

Conclusion

Conmed HEALTHCARE MANAGEMENT

- Large, growing market
- First public company within our industry, addressing a highly fragmented market
- Highly scalable infrastructure
- Strong recurring revenue stream
- Generating consistent growth and free cash flow

Conmed Healthcare Management, Inc.

(CMHM.OB)